Fourth Quarter and Full-Year 2016 FOURTH QUARTER AND FULL-YEAR 2016 RESULTS February 24, 2017

Fourth Quarter and Full-Year 20162 FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballet initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present “gross margin” per diluted share of common stock. Gross margin refers to operating revenues less fuel and purchased power expenses. Gross margin is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view gross margin as an important performance measure of the core profitability of our operations. We refer to “on-going earnings” in this presentation, which is also a non-GAAP financial measure. We also provide a reconciliation to show the impacts associated with certain regulatory adjustments. We believe on-going earnings and these adjustments included in the reconciliation provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses.

Fourth Quarter and Full-Year 20163 CONSOLIDATED EPS COMPARISON 2016 VS. 2015 $0.47 $0.37 2016 2015 4th Quarter GAAP Net Income $0.47 $0.37 4th Quarter On-Going Earnings $3.95 $3.92 2016 2015 Full-Year GAAP Net Income $3.95 $3.92 Full-Year On-Going Earnings

Fourth Quarter and Full-Year 20164 O&M(1) $0.06 ON-GOING EPS VARIANCES 4TH QUARTER 2016 VS. 4TH QUARTER 2015 Interest, net of AFUDC $0.01 4Q 2015 4Q 2016 Gross Margin(1),(2) Sales $ (0.03) LFCR $ 0.03 Transmission $ (0.01) Other $ 0.01 $0.37 $0.47 D&A(2) $(0.01) Other, net $0.03Other Taxes $0.01 (1) Excludes costs and offsetting operating revenues, associated with renewable energy (excluding AZ Sun) and demand side management programs. (2) Excludes revenues and offsetting depreciation and amortization expense related to reduced Palo Verde system benefits charge. See non-GAAP reconciliation.

Fourth Quarter and Full-Year 20165 Gross Margin(1), (2) $0.33 ON-GOING EPS VARIANCES FULL YEAR 2016 VS. 2015 O&M(1) $(0.30) D&A(2) $(0.03) Other, net $(0.02) Interest, net of AFUDC $0.02 $3.92 $3.95 2015 2016 Other Taxes $0.03 Gross Margin Weather $ 0.02 Sales $ 0.05 LFCR $ 0.09 Transmission $ 0.08 Transmission Line Sale $ 0.03 AZ Sun $ 0.01 Other $ 0.05 (1) Excludes costs and offsetting operating revenues, associated with renewable energy (excluding AZ Sun) and demand side management programs. (2) Excludes revenues and offsetting depreciation and amortization expense related to reduced Palo Verde system benefits charge. See non-GAAP reconciliation.

Fourth Quarter and Full-Year 20166 0 10,000 20,000 30,000 40,000 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Single Family Multifamily ECONOMIC INDICATORS Arizona and Metro Phoenix remain attractive places to live and do business Single Family & Multifamily Housing Permits Maricopa County Above-average job growth in construction and financial services Metro Phoenix growth rate 3rd fastest among top 15 metro areas - U.S. Census Bureau March 2016 E Scottsdale ranked best place in the U.S. to find a new job in 2017; 4 other valley cities ranked in Top 20 - WalletHub January 2017 Housing construction on pace to have its best year since 2007 Vacancy rates in office and retail space have fallen to pre-recessionary levels Nonresidential Net Absorption – Metro Phoenix (2) (1) - 1 2 3 4 5 '10 '11 '12 '13 '14 '15 '16 Millions Sq. Ft Office Retail

Fourth Quarter and Full-Year 2016 APPENDIX

2017 KEY DATES

ACC Key Dates / Docket #	Q1	Q2	Q3	Q4
Key Recurring Regulatory Filings				
Lost Fixed Cost Recovery **E-01345A-11-0224**	Jan 15			
Transmission Cost Adjustor **E-01345A-11-0224**		May 15		
2018 DSM/EE Implementation Plan		Jun 1		
2018 RES Implementation Plan for Reset of Renewable Energy Adjustor			Jul 1	
APS Rate Case **E-01345A-16-0036**	--------------- *See Slide 10* ---------------			
Resource Planning and Procurement **E-00000V-15-0094**		April 3: Final IRP due		
Reducing System Peak Demand Costs **E-00000J-16-0257**	--------------- *TBD* ---------------			
Review, Modernization and Expansion of Arizona Renewable Energy Standards **E-00000Q-16-0289**	--------------- *TBD* ---------------			
ACC Open Meetings	*ACC Open Meetings Held Monthly*			

Other Key Dates	Q1	Q2	Q3	Q4
Arizona State Legislature	In session Jan 9 – End of Q2			

* April 2017: Final IRP due

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Fourth Quarter and Full-Year 20169 2016 APS RATE CASE Procedural Schedule Staff and Intervenor Direct Testimony (ex rate design) Staff and Intervenor Direct Testimony (Rate Design) APS Rebuttal Testimony Staff Resource Comparison Proxy (RCP) Direct Testimony Settlement Deadline APS and Intervener RCP Rebuttal Testimony Staff and Intervenor Surrebuttal Testimony Prehearing Conference Proposed Hearing Commencement Date December 28, 2016 February 3, 2017 February 24, 2017 March 10, 2017 March 17, 2017 March 31, 2017 April 14, 2017 April 20, 2017 April 24, 2017 • Filed June 1, 2016 • Propose new rates go into effect on July 1, 2017 • Docket Number: E-01345A-16-0036 • Additional details, including filing, can be found at http://www.azenergyfuture.com/rate-review/

Fourth Quarter and Full-Year 201610 ARIZONA ELECTRIC UTILITIES GENERAL RATE CASES UNS Electric (93,000 customers) Docket # E-04204A-15-0142 Application Filed May 5, 2015 Hearing (Mar 1 – 24, 2016) Phase One Decision (Decision No. 75697, Aug 18, 2016) UNSE Customer Education Plan on Rates : Filed Sep 30, 2016 Final Non-DG Rates Approved: Feb 8, 2017 Phase Two (Net Metering Issues) Testimony: Mar – Jun 2017 Phase Two Hearing: Begins June 28, 2017 Phase Two Decision: Expected Oct 2017 Tucson Electric Power Company (415,000 customers) Docket # E-01933A-15-0322 Application Filed Nov 5, 2015 Non-unanimous Revenue Requirement Settlement Filed (Aug 15, 2016) Hearing (Sep 8 – 20, 2016) Phase One Decision: Feb 9, 2017 Phase Two (Net Metering Issues) Testimony: Mar – Jun 2017 Phase Two Hearing : Begins Jun 28, 2017 Phase Two Decision: Expected Oct 2017 Sulphur Springs Valley Electric Cooperative (58,000 customers) Docket # E-01575A-15-0312 Application Filed Aug 31, 2015 Hearing (May 17 – 27 , 2016) Decision in Phase One (Decision No. 75788, Nov 11, 2016) Phase Two (Net Metering Issues) Testimony: Apr – Jun 2017 Phase Two Hearing: Begins Jul 20, 2017 Phase Two Decision: Expected Nov 2017 Trico Electric Cooperative (38,000 customers) Docket # E-01461A-15-0363 Application Filed Oct 23, 2015 Non-unanimous Revenue Requirement Settlement (Jul 8, 2016) Hearing (Aug 17, 2016) Decision: Feb 9, 2017 No Phase Two Proceeding Necessary

Fourth Quarter and Full-Year 201611 2017 ON-GOING EARNINGS KEY DRIVERS • EPS guidance issuance pending timing and outcome of APS rate case • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume growth about 0.0-1.0% after customer conservation and energy efficiency and distributed renewable generation • Transmission rate increase • Operations and maintenance - Planned outages (e.g. Four Corners SCRs) • Depreciation and amortization - Higher plant balances • Interest rates • AFUDC

FINANCIAL OUTLOOK

Key Factors & Assumptions as of February 24, 2017

Gross Margin – Customer Growth and Weather (2017-2019)

Assumption	Impact
Retail customer growth	• Projected to average in the range of about 2-3% • Modestly improving Arizona and U.S. economic conditions
Weather-normalized retail electricity sales volume growth	• About 0.5-1.5% after customer conservation and energy efficiency and distributed renewable generation initiatives

Gross Margin – Related to 2012 Retail Rate Settlement

Assumption	Impact
AZ Sun Program	• Additions to flow through RES until next base rate case • First 50 MW of AZ Sun is recovered through base rates
Lost Fixed Cost Recovery (LFCR)	• Offsets 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives
Environmental Improvement Surcharge (EIS)	• Assumed to recover up to $5 million annually of carrying costs for government-mandated environmental capital expenditures
Power Supply Adjustor (PSA)	• 100% recovery as of July 1, 2012
Transmission Cost Adjustor (TCA)	• TCA is filed each May and automatically goes into rates effective June 1 • Beginning July 1, 2012 following conclusion of the regulatory settlement, transmission revenue is accrued each month as it is earned.
Four Corners Acquisition	• Four Corners rate increase effective January 1, 2015

Potential Property Tax Deferrals (2012 retail rate settlement): Assume 60% of property tax increases relate to tax rates, therefore, will be eligible for deferrals (Deferral rates: 50% in 2013; 75% in 2014 and thereafter)

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Fourth Quarter and Full-Year 201613 RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business $6.5 $8.3 $1.4 $1.8 2015 2016* 2017 2018 2019 APS Rate Base Growth Year-End ACC FERC Total Rate Base Projected Most Recent Rate Decisions ACC - Proposed FERC Rate Effective Date 7/1/2017 6/1/2016 Test Year Ended 12/31/20151 12/31/2015 Rate Base $6.8B $1.4B Equity Layer 56% 56% Allowed ROE 10.5% 10.75% 1 Adjusted to include post test-year plant in service through 6/30/2017 83% 17% Generation & Distribution Transmission *2016 rate base pending update following FERC Form 1 filing Rate base $ in billions, rounded

Fourth Quarter and Full-Year 201614 $221 $219 $284 $214 $79 $237 $119 $8 $220 $195 $105 $61 $102 $4 $1 $127 $206 $137 $150 $388 $402 $406 $480 $87 $74 $72 $81 2016 2017 2018 2019 APS CAPITAL EXPENDITURES Capital expenditures are funded primarily through internally generated cash flow ($ Millions) $1,224 $1,337 Other Distribution Transmission Renewable Generation Environmental(1) Traditional Generation Projected $1,124 New Gas Generation(2) • The table does not include capital expenditures related to 4CA’s 7% interest in Four Corners Units 4 and 5 of $30 million in 2016, $27 million in 2017, $15 million in 2018 and $6 million in 2019. • 2017 – 2019 as disclosed in 2016 Form 10-K. (1) Includes Selective Catalytic Reduction controls at Four Corners with in-service dates of Q4 2017 (Unit 5) and Q1 2018 (Unit 4) (2) Ocotillo Modernization Project: 2 units scheduled for completion in Q4 2018, 3 units scheduled for completion in Q1 2019 $994

Fourth Quarter and Full-Year 201615 OPERATIONS & MAINTENANCE Goal is to keep O&M per kWh flat, adjusted for planned outages $754 $761 $788 $805 $772 $828 $150 $124 $137 $103 $96 $83 2011 2012 2013 2014 2015 2016 PNW Consolidated RES/DSM* *Renewable energy and demand side management expenses are offset by adjustment mechanisms. ($ Millions)

Fourth Quarter and Full-Year 201616 Credit Ratings • A- rating or better at S&P, Moody’s and Fitch 2016 Major Financing Activities • $100 million 3-year term loan closed April 2016 • $350 million 30-year 3.75% APS senior unsecured notes issued May 2016 • $250 million 10-year 2.55% APS senior unsecured notes issued September 2016 2017 Major Financing Activities • Currently expect up to $850 million of long-term debt, including refinance of $125 million PNW term loan We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. BALANCE SHEET STRENGTH $50 $600 $250 $125 $- $100 $200 $300 $400 $500 $600 2017 2018 2019 2020 APS PNW ($Millions) Debt Maturity Schedule

Fourth Quarter and Full-Year 201617 • Funded status of the pension plan finished 2016 at 88%, unchanged from YE 2015. • The pension plan continues to employ a liability driven investment strategy in order to reduce volatility in the plan’s funded status. PENSION & OTHER POST RETIREMENT BENEFITS (“OPEB”) 90% 88% 88% YE 2014 YE 2015 YE 2016 Pension Funded Status(1) Expense(2) 2016A 2017E Pension(1) $19 $24 OPEB ($12) ($19) Contributions 2016A 2017E 2018E 2019E Pension $100 $100 Up to $100 Up to $100 OPEB $0.8 $0.4 $0.0 $0.0 Expense Assumptions 2016 2017 Discount Rate: Pension 4.37% 4.08% Expected Long-Term Return on Plan Assets: Pension 6.90% 6.55% (1) Excludes supplemental excess benefit retirement plan calculated on a PBO basis. (2) Excludes approximately 50% of total estimated expense which is attributable to amounts capitalized or billed to electric generating plant joint owners. Data as of February 24, 2017 ($ in millions)

Fourth Quarter and Full-Year 201618 249 357 339 442 610 710 641 783 871 939 523 836 0 250 500 750 1000 1250 1500 1750 2000 2250 2500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2014 Applications 2015 Applications 2016 Applications 2017 Applications * Monthly data equals applications received minus cancelled applications. As of January 31, 2017 approximately 55,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling more than 420 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. RESIDENTIAL PV APPLICATIONS* 10 18 22 44 51 57 74 133 12 2009 2011 2013 2015 2017 Residential DG (MWdc) Annual Additions

Fourth Quarter and Full-Year 201619 (8) (4) (1) 4 (5) 13 (17) 4 $(20) $(15) $(10) $(5) $0 $5 $10 $15 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 GROSS MARGIN EFFECTS OF WEATHER VARIANCES VS. NORMAL Pretax Millions All periods recalculated to current 10-year rolling average (2005-2014) 2015 $(8) Million 2016 $(5) Million

Fourth Quarter and Full-Year 201620 12 7 11 11 8 4 7 6 11 14 18 12 12 15 18 13 $0 $10 $20 $30 $40 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Renewable Energy Demand Side Management RENEWABLE ENERGY AND DEMAND SIDE MANAGEMENT EXPENSES* * O&M expenses related to renewable energy and demand side management programs are partially offset by comparable revenue amounts Pretax Millions 2015 $96 Million 2016 $83 Million

Fourth Quarter and Full-Year 201621 NON-GAAP MEASURE RECONCILIATION $ millions pretax, except per share amounts 2016 2015 Operating revenues* 739$ 734$ Fuel and purchased power expenses* (243) (232) Gross margin 496 502 (0.03)$ Adjustments: Renewable energy (excluding AZ Sun) and demand side management programs (14) (18) 0.02 Palo Verde system benefits charge 2 - 0.01 Adjusted gross margin 484$ 484$ -$ Depreciation and amortization* (123)$ (125)$ 0.01$ Adjustments: Palo Verde system benefits charge - (4) 0.02 Adjusted depreciation and amortization 123$ (121)$ (0.01)$ * Line items from Consolidated Statements of Income Three Months Ended December 31, EPS Impact

Fourth Quarter and Full-Year 201622 NON-GAAP MEASURE RECONCILIATION $ millions pretax, except per share amounts 2016 2015 Operating revenues* 3,499$ 3,495$ Fuel and purchased power expenses* (1,076) (1,101) Gross margin 2,423 2,394 0.16$ Adjustments: Renewable energy (excluding AZ Sun) and demand side management programs (61) (78) 0.09 Palo Verde system benefits charge 14 - 0.08 Adjusted gross margin 2,376$ 2,316$ 0.33$ Depreciation and amortization* (486)$ (494)$ 0.05$ Adjustments: Palo Verde system benefits charge (2) (16) 0.08 Adjusted depreciation and amortization (484)$ (478)$ (0.03)$ * Line items from Consolidated Statements of Income Twelve Months Ended December 31, EPS Impact

CONSOLIDATED STATISTICS

	3 Months Ended December 31,			12 Months Ended December 31,		
	2016	2015	Incr (Decr)	2016	2015	Incr (Decr)
ELECTRIC OPERATING REVENUES (Dollars in Millions)						
Retail						
Residential	$ 332	$ 328	$ 4	$ 1,730	$ 1,702	$ 28
Business	362	349	13	1,605	1,584	21
Total Retail	694	677	17	3,335	3,286	49
Sales for Resale (Wholesale)	30	40	(10)	95	149	(54)
Transmission for Others	7	7	-	28	34	(6)
Other Miscellaneous Services	6	10	(4)	32	23	9
Total Electric Operating Revenues	$ 737	$ 734	$ 3	$ 3,490	$ 3,492	$ (2)
ELECTRIC SALES (GWH)						
Retail						
Residential	2,671	2,767	(96)	13,195	13,160	35
Business	3,460	3,445	15	14,827	14,791	36
Total Retail	6,131	6,212	(81)	28,022	27,951	71
Sales for Resale (Wholesale)	1,045	2,357	(1,312)	3,767	6,340	(2,573)
Total Electric Sales	7,176	8,569	(1,393)	31,789	34,291	(2,502)
RETAIL SALES (GWH) - WEATHER NORMALIZED						
Residential	2,648	2,727	(79)	13,297	13,366	(69)
Business	3,431	3,417	14	14,766	14,695	71
Total Retail Sales	6,079	6,144	(65)	28,063	28,061	2
Retail sales (GWH) (% over prior year)	(1.1)%			-		
AVERAGE ELECTRIC CUSTOMERS						
Retail Customers						
Residential	1,066,711	1,053,177	13,534	1,061,814	1,046,990	14,824
Business	132,173	130,846	1,327	131,697	130,505	1,192
Total Retail	1,198,884	1,184,023	14,861	1,193,511	1,177,495	16,016
Wholesale Customers	46	47	(1)	46	47	(1)
Total Customers	1,198,930	1,184,070	14,860	1,193,557	1,177,542	16,015
Total Customer Growth (% over prior year)	1.3%			1.4%		
RETAIL USAGE - WEATHER NORMALIZED (KWh/ Average Customer)						
Residential	2,482	2,589	(107)	12,523	12,766	(243)
Business	25,960	26,118	(158)	112,120	112,602	(482)

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CAPITAL CORPORATION

Fourth Quarter and Full-Year 201624 CONSOLIDATED STATISTICS 2016 2015 Incr (Decr) 2016 2015 Incr (Decr) WEATHER INDICATORS - RESIDENTIAL Actual Cooling Degree-Days 57 73 (16) 1,720 1,822 (102) Heating Degree-Days 282 463 (181) 679 717 (38) Average Humidity 29% 41% (12)% 27% 31% (4)% 10-Year Averages (2005 - 2014) Cooling Degree-Days 41 41 - 1,768 1,768 - Heating Degree-Days 346 346 - 835 835 - Average Humidity 27% 27% - 25% 25% - ENERGY SOURCES (GWH) Generation Production Nuclear 2,276 2,202 74 9,384 9,464 (80) Coal 2,376 2,621 (245) 6,687 10,921 (4,233) Gas, Oil and Other 1,508 1,988 (480) 8,270 6,573 1,697 Renewables 93 106 (13) 397 529 (132) Total Generation Production 6,252 6,916 (664) 24,738 27,487 (2,748) Purchased Power - - Conventional 753 941 (188) 5,737 5,614 123 Resales 188 83 105 785 380 404 Renewables 430 454 (24) 1,825 1,794 31 Total Purchased Power 1,371 1,478 (107) 8,346 7,788 558 Total Energy Sources 7,624 8,394 (771) 33,084 35,274 (2,190) POWER PLANT PERFORMANCE Capacity Factors - Owned Nuclear 90% 87% 3% 93% 94% (1)% Coal 36% 71% (35)% 46% 74% (29)% Gas, Oil and Other 31% 27% 4% 28% 22% 6% Solar 22% 25% (3)% 24% 23% 1% System Average 46% 51% (5)% 45% 50% (5)% 3 Months Ended December 31, 12 Months Ended December 31,